UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Wyndham Hotels & Resorts, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! WYNDHAM HOTELS & RESORTS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 WYNDHAM HOTELS & RESORTS, INC. You invested in WYNDHAM HOTELS & RESORTS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 11, 2022. Get informed before you vote View the Notice and Proxy Statement and 2021 Annual Report to Stockholders online at www.ProxyVote.com OR you can receive a free paper or email copy of the materials by requesting them prior to April 27, 2022. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote. com. If sending an email, please include your control number (indicated below) in the subject line. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Unless requested, you will not receive a paper or email copy. Wyndham Hotels & Resorts, Inc. 22 Sylvan Way Parsippany, NJ 07054 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For directions to attend the Annual Meeting, please contact Investor Relations at ir@wyndham.com or 973-753-6453. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D68460-P66183 Vote in Person at the Meeting* May 11, 2022 11:30 AM EDT 2022 Annual Meeting Vote by May 10, 2022 11:59 PM ET. For shares held in the Savings Plan, vote by May 6, 2022 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Do you prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D68461-P66183 01) Stephen P. Holmes 02) Geoffrey A. Ballotti 03) Myra J. Biblowit 04) James E. Buckman 05) Bruce B. Churchill 06) Mukul V. Deoras 07) Ronald L. Nelson 08) Pauline D.E. Richards 1. Election of Directors Nominees: 2. To vote on an advisory resolution to approve our executive compensation program. 3. To vote on a proposal to ratify the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal year 2022. NOTE: To transact any other business that may be properly brought before the meeting or any adjournment or postponement of the meeting. For Each Nominee For For